Exhibit 32.1

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Allan Esrine, Vice President and Chief Financial Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

      3. The Company's periodic report on Form 10-QSB for the period ended July 31, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      4. The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


BIOFARM, INC.                           /s/  Allan Esrine
                                        -----------------------------------
(Registrant)                            Allan Esrine
                                        Chief Financial Officer

Dated:  September 14, 2004